Filed Pursuant to Rule 497(e)

1933 Act File No. 002-74436

1940 Act File No. 811-03287

NEW ALTERNATIVES FUND

Class A Shares Ticker: NALFX

Investor Shares Ticker: NAEFX

Supplement dated November 17, 2014

to the

Prospectus dated November 17, 2014

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The Investor Shares class of the Fund has not yet commenced operations. The Fund is not currently offering Investor Shares nor is the Fund accepting purchase orders for such Investor Shares. Investor Shares will be offered after January 1, 2015.

THE INFORMATION CONTAINED IN THIS SUPPLEMENT IS ONLY APPLICABLE UNTIL JANUARY 1, 2015. THIS SUPPLEMENT IS RESCINDED EFFECTIVE JANUARY 1, 2015.

PLEASE RETAIN FOR FUTURE REFERENCE